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                                                                   Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of May 31, 2002, is by and among divine, inc., a Delaware corporation, with headquarters located at 1301 North Elston Avenue, Chicago, Illinois 60622 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

                                    RECITALS

     A. In connection with, and pursuant to, that certain Securities Purchase Agreement dated as of May 29, 2002 by and among the parties hereto (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers at the Initial Closing shares of Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK"), of the Company (the "INITIAL PREFERRED SHARES"), which shall be convertible into shares of Class A Common Stock, par value $0.001 per share (the "COMMON STOCK"), of the Company (as converted, the "INITIAL CONVERSION SHARES") in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATIONS"). Capitalized terms used, and not otherwise defined, herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     B. In connection with, and pursuant to the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series B Preferred Stock (the "MANDATORY PREFERRED SHARES"), which shall be convertible into shares of Common Stock (as converted, the "MANDATORY CONVERSION SHARES") in accordance with the terms of the Certificate of Designations, and warrants (the "WARRANTS") to purchase shares of the Company's Series B Preferred Stock (as exercised, the "WARRANT PREFERRED SHARES"), which Warrant Preferred Shares shall be convertible into shares of Common Stock (as converted, the "WARRANT CONVERSION SHARES") in accordance with the terms of the Certificate of Designations.

     C. To induce the Buyers to execute, deliver and perform the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

     1.   DEFINITIONS.

          In addition to the capitalized terms elsewhere defined herein, the following terms, when used herein, shall have the following meanings, unless the context otherwise requires:

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          a.   "ADDITIONAL REGISTRABLE SECURITIES" means (i) the Warrant
Conversion Shares issued or issuable upon conversion of the Warrant Preferred Shares and (ii) any shares of capital stock issued or issuable with respect to the Warrant Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; PROVIDED, HOWEVER, that Additional Registrable Securities shall not include any such shares (a) which have been disposed of pursuant to an effective registration statement under the 1933 Act, (b) sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been assigned, or (c) which have been sold under Rule 144.

          b. "ADDITIONAL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Additional Registrable Securities.

          c. "EFFECTIVENESS DEADLINE" means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

          d. "FILING DEADLINE" means the Initial Filing Deadline or any Additional Filing Deadline, as applicable.

          e. "INITIAL REGISTRABLE SECURITIES" means (i) the Initial Conversion Shares issued or issuable upon conversion of the Initial Preferred Shares, (ii) the Mandatory Conversion Shares issued or issuable upon conversion of the Mandatory Preferred Shares and (iii) any shares of capital stock issued or issuable with respect to the Initial Conversion Shares and the Mandatory Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; PROVIDED, HOWEVER, that Initial Registrable Securities shall not include any such shares (a) which have been disposed of pursuant to an effective registration statement under the 1933 Act, (b) sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been assigned, or (c) which have been sold under Rule 144.

          f. "INITIAL REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

          g. "INVESTOR" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(b) and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(b).

          h. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, other entity, an unincorporated organization and a governmental or any department or agency thereof.

          i. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for

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offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

          j. "REGISTRABLE SECURITIES" means the Initial Registrable Securities and the Additional Registrable Securities, as applicable.

          k. "REGISTRATION STATEMENT" means the Initial Registration Statement and the Additional Registration Statement, as applicable.

          l.   "RULE 144" means Rule 144 promulgated by the SEC.

          m.   "SEC" means the United States Securities and Exchange Commission.

     2.   REGISTRATION.

          a.   MANDATORY REGISTRATION.

               (i) INITIAL MANDATORY REGISTRATION. The Company shall prepare, and, as soon as reasonably practicable but in no event later than the earlier of (i) 45 days prior to the first anniversary of the Initial Closing Date or (ii) 30 days after the expiration of the lock-up provisions set forth in Section 4(m) of the Securities Purchase Agreement pursuant to
     Section 4(m)(i)(2) therein (the "LOCK-UP EXPIRATION") if Form S-3 is available for the Initial Registration Statement or 60 days after the Lock-Up Expiration if Form S-3 is unavailable for such registration (the "INITIAL FILING DEADLINE"), file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the aggregate number of Initial Registrable Securities issued and outstanding or deemed issued and outstanding on an as-converted basis as of the trading day immediately preceding the date the Initial Registration Statement is initially filed with the SEC (as if all of the Initial Preferred Shares and the Mandatory Preferred Shares then issuable under the Securities Purchase Agreement were issued and outstanding on such date), subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, but in no event later than the first anniversary of the Initial Closing Date (the "INITIAL EFFECTIVENESS DEADLINE").

               (ii) ADDITIONAL MANDATORY REGISTRATION. The Company shall prepare, and, as soon as practicable but in no event later than the later of (i) the date which is 30 days after the exercise date of any Warrants if Form S-3 is available for such registration and 60 days after the exercise date of any Warrants if Form S-3 is unavailable for such registration and
     (ii) the earlier of (x) 30 days after the Lock-Up Expiration if Form S-3 is available for such registration or 60 days after the Lock-Up Expiration if Form S-3 is unavailable for such registration and (y) the first anniversary of the Initial Closing Date (each, an "ADDITIONAL FILING DEADLINE"), file with the SEC an Additional Registration

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     Statement on Form S-3 covering the resale of all of the Additional
     Registrable Securities relating to such exercised Warrants. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). Each such Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the aggregate number of Additional Registrable Securities relating to such exercised Warrants issued and outstanding or deemed issued and outstanding on an as-converted basis as of the trading day immediately preceding the date the Additional Registration Statement is initially filed with the SEC subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have each such Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the later of (i) the date which is 90 days after the exercise date of the applicable Warrants and (ii) the first anniversary of the Mandatory Closing Date (each an "ADDITIONAL EFFECTIVENESS DEADLINE").

          b.   [INTENTIONALLY OMITTED]

          c. LEGAL COUNSEL. Subject to Section 5 hereof, the Buyers holding a majority of the Registrable Securities, Preferred Shares and Warrants (on an as converted, as exercised basis) shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Wilson Sonsini Goodrich & Rosati or such other counsel as thereafter designated by the holders of a majority of the Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

          d. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holder of a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          e. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event that the number of shares available under a Registration Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 110% of the aggregate number of the Registrable Securities required to be covered by such Registration Statement as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

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          f.   EFFECT OF FAILURE TO FILE AND OBTAIN AND MAINTAIN EFFECTIVENESS
OF REGISTRATION STATEMENT. If (i) a Registration Statement covering Registrable Securities required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after the Registration Statement has been declared effective by the SEC sales of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(m))) pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Buyer then holding Registrable Securities (or Preferred Shares or Warrants that are exercisable for, directly or indirectly, Registrable Securities) covered by such Registration Statement an amount in cash equal to two percent (2%) of the portion of the Purchase Price attributable to such Registrable Securities (or Preferred Shares or Warrants that are exercisable for, directly or indirectly, Registrable Securities) then held by such Buyer, for each thirty (30) day period the applicable Registration Statement is not effective or available (other than during an Allowable Grace Period) for the sale of at least all the Registrable Securities required to be included on such Registration Statement (or a lesser pro rata payment amount if such period is less than thirty (30) days); provided however, that notwithstanding anything in this Agreement to the contrary, the parties hereto hereby agree that, with respect to any underwritten registration hereunder, the applicable Effectiveness Deadline and Allowable Grace Period, as the case may be, shall be automatically extended to the extent a delay is caused by the underwriter or the underwriting process, including, but not limited to, any failure to register any Registrable Securities in said registration as a result of an underwriter's cut-back under Section 2(h) hereof. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delayed Payments is cured.

          g. SELECTION OF UNDERWRITERS. The Buyers holding a majority of the Registrable Securities, Preferred Shares and Warrants (on an as converted, as exercised basis) shall have the right to select an underwriter(s), if any, for the Registrable Securities to be registered pursuant to Section 2(a), subject to the Company's written approval of such underwriter, such written approval not to be unreasonably withheld.

          h. In the event that a registration hereunder is underwritten, if a representative of the underwriters advises the Investors in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) because the number of securities to be underwritten is likely to have an adverse effect on the price, timing or the distribution of securities to be offered, then the number of securities that may be included in the underwriting shall be allocated, first, to the Investors on a pro rata basis based on the total number of Registrable Securities held by the Investors and second to the Company and other holders of registration rights to the extent they are participating in such offering. Any

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Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     3.   RELATED OBLIGATIONS.

          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the applicable Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall use its best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (each, a "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          c.   The Company shall permit Legal Counsel to review and comment upon
(i) the Initial Registration Statement and any Additional Registration Statement prior to its filing

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with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be withheld unless Legal Counsel has reasonable objections to disclosures in the Registration Statement relating to (I) the Registrable Securities, the Preferred Shares or the Warrants or (II) the Investors. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) as they may reasonably request and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          e. The Company shall use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities pursuant to a Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

          f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of

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such supplement or amendment to Legal Counsel and each Investor as Legal Counsel or such Investor may reasonably request. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          i. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

          j. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          k. Within five (5) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

          l. The Company shall take all other actions reasonably necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

          m. Notwithstanding anything to the contrary in Section 3(g), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may suspend the use or effectiveness of any Registration Statement (a "GRACE PERIOD") (and the Investors hereby agree not to offer or sell any Registrable Securities pursuant to such

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Registration Statement during such Grace Period) if there is material non-public information about the Company that the Company reasonably determines not to be in the best interests of the Company to disclose and that the Company is not otherwise required to disclose; provided, that the Company shall promptly (i) notify the Investors in writing of such suspension and the date on which the Grace Period will begin and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed forty-five (45) consecutive days and during any 365 day period such Grace Periods shall not exceed an aggregate of ninety (90) days provided that no Grace Period arising out of the same set of facts, circumstances or transactions shall be permitted for consecutive forty-five (45) day periods of days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

          n. In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Investor participating in such underwriting shall also enter into and perform its obligations pursuant to such an agreement.

          o. The Company shall obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) in customary form addressed to the Investors and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Investors and such underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, an opinion, subject to reasonable and customary qualifications as of the date of the opinion and as of the effective date of the Registration Statement relating to the registration or most recent post-effective amendment thereto, as the case may be, regarding the absence from such registration statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).

          p. The Company shall obtain "comfort letters" and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Investors and the underwriters, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings.

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          q.   The Company shall deliver such other customary documents and certificates as may be reasonably requested by the Investors and the managing underwriters, if any, including those to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          r. Promptly after the filing of a Registration Statement hereunder, the Company shall promptly secure the listing of all of the Registrable Securities covered by such Registration Statement upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock shall be so listed (subject to notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of such Registrable Securities.

     4.   OBLIGATIONS OF THE INVESTORS.

          a. At least three (3) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company reasonably requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor no longer holds any Registrable Securities or has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

          c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required and, if so directed by the Company, such Investor shall deliver to the Company, or destroy all copies in such Investor's possession, any prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

     5.   EXPENSES OF REGISTRATION.

          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, fees and disbursements of Legal Counsel (up to an aggregate of $10,000) in connection with registration filing or qualification pursuant to Sections 2 and 3 of this Agreement and fees and disbursements of counsel for the Company shall be paid by the Company.

     6.   INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. The Company agrees to indemnify, to the fullest extent permitted by law, each Investor participating in the registration, and each of its partners, members, managers, officers and directors and each Person who controls such holders (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees) ("LIABILITIES") caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement or any prospectus or preliminary prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, 1934 Act, or any state securities law, in each case in connection with such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Investor expressly for use therein or by such Investor's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereof or thereto after the Company has furnished such Investor with a sufficient number of copies of the same. The payments required by this Section 6(a) will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          b. Each Investor participating in a registration shall furnish to the Company in writing such information and affidavits as the Company reasonably requests relating to information about the Investor for use in connection with any Registration Statement or any prospectus, preliminary prospectus, amendment or supplement thereof or thereto relating thereto and, to the fullest extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in such Registration Statement or any prospectus, preliminary prospectus, amendment or supplement thereof or thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission related to such Investor and is contained in any information or affidavit so furnished in writing by such Investor specifically for use in such Registration Statement or any prospectus, preliminary prospectus, amendment or supplement thereof or thereto; PROVIDED that the obligation to indemnify hereunder will be several, not joint and several, among the Investors holding such Registrable Securities, and the liability of each such Investor under this Section 6 shall be limited to the net amount received by such Investor from the sale of Registrable Securities pursuant to such Registration Statement.

          c.   PROCEDURE. Any Person entitled to indemnification hereunder shall
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, provided any such failure shall not relieve the indemnifying party of liability hereunder, except to the extent that the indemnifying party is prejudiced or injured by such failure, and (ii) unless in such indemnified party's reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect to which (x) any indemnified party is or could have been a party and (y) indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such proceeding.

          d. CONTRIBUTION. To the extent any indemnification by an indemnifying party provided for in this Section 6 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section(d) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          e. SURVIVAL. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7. COMPLIANCE WITH RULE 144. At the request of an Investor proposing to sell securities in compliance with Rule 144, the Company will (i) forthwith furnish to such Investor, upon request, a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rule may be amended from time to time, and (ii) use its reasonable best efforts to make available to the public and such Investor such information as will enable such Investor to make sales pursuant to Rule 144.

     8.   MISCELLANEOUS.

          a. OTHER REGISTRATION RIGHTS. The Company may hereafter grant to any Person or Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of the Registrable Securities; provided, however, the securities held by such Person or Persons may not have priority over Registrable Securities under
Section 2(h).

          b. ASSIGNMENT OF REGISTRATION RIGHTS. The registration rights of the Holder under this Agreement with respect to any Registrable Securities may be assigned to any Person who acquires such Registrable Securities; PROVIDED that
(a) the Investor shall give the Company written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (b) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound to the same extent and in the same capacity as the Investor by the provisions of this Agreement; and (c) such assignee acknowledges, immediately following such assignment, the further disposition of such securities by such assignee is restricted under the 1933 Act.

          c. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

          d. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          e. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

          f. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service or (iv) five (5) days after deposit in the U.S. mail, return receipt requested, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               divine, inc.
               1301 North Elston Avenue
               Chicago, Illinois 60622
               Facsimile:  (773) 394-6603
               Attention:  Jude M. Sullivan

          With a copy to:

               Katten Muchin Zavis Rosenman
               525 West Monroe Street
               Suite 1600
               Chicago, Illinois 60661-3693
               Facsimile:  (312) 902-1061
               Attention:  Robert J. Brantman, Esq.

          If to Legal Counsel:

               Wilson Sonsini Goodrich & Rosati
               650 Pax Mill Road
               Palo Alto, California 94304
               Facsimile:  (650) 403-6811
               Attention:  Robert G. Day

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt or deposit in the U.S. mail, as the case may be, (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service or (D) by a signed return receipt in accordance with clause
(i), (ii), (iii), or (iv) above, respectively.

          g. GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          h. AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended upon the written agreement of the Company and the Investors holding a majority of the Registrable Securities, determined as if all of the Preferred Shares and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Preferred Shares or the exercise of the Warrants. Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

          i. FINAL AGREEMENT. This Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

          j. EXECUTION. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          k. CONSENTS. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Preferred Shares and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Preferred Shares or the exercise of the Warrants.

          l. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          m. SUCCESSORS AND ASSIGNS. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                     COMPANY:

                                     divine, inc.


                                     By:        Jude M. Sullivan
                                        ------------------------------
                                        Name:   Jude M. Sullivan
                                        Title:  Senior Vice President and
                                                General Counsel

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYERS:

                                     OAK INVESTMENT PARTNERS IX, LIMITED
                                     PARTNERSHIP

                                     /s/ Fredric W. Harman
                                     -----------------------------------
                                     Fredric W. Harman
                                     Managing Member of Oak Associates IX, LLC
                                     The General Partner of Oak Investment
                                     Partners IX, Limited Partnership

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYERS:

                                     OAK IX AFFILIATES FUND, LIMITED PARTNERSHIP

                                     /s/ Fredric W. Harman
                                     -----------------------------------
                                     Fredric W. Harman
                                     Managing Member of Oak IX Affiliates, LLC
                                     The General Partner of Oak IX Affiliates
                                     Fund, Limited Partnership

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:

                             OAK IX AFFILIATES FUND-A, LIMITED PARTNERSHIP

                             /s/ Fredric W. Harman
                             -----------------------------------
                             Fredric W. Harman
                             Managing Member of Oak IX Affiliates, LLC
                             The General Partner of Oak IX Affiliates Fund-A, Limited Partnership

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:

                             OAK INVESTMENT PARTNERS X, LIMITED PARTNERSHIP

                             /s/ Fredric W. Harman
                             -----------------------------------
                             Fredric W. Harman
                             Managing Member of Oak Associates X, LLC
                             The General Partner of Oak Investment Partners X, Limited Partnership

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:

                             OAK X AFFILIATES FUND, LIMITED PARTNERSHIP

                             /s/ Fredric W. Harman
                             -----------------------------------
                             Fredric W. Harman
                             Managing Member of Oak X Affiliates, LLC
                             The General Partner of Oak X Affiliates Fund, Limited Partnership

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:


                             -----------------------------------
                             Peter Lynch

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:

                             /s/ Andrew J. Filipowski
                             -----------------------------------
                             Andrew J. Filipowski

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                             BUYERS:


                             -----------------------------------

                             By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Its:
                                     --------------------------------

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN: _________________

          RE:   divine, inc.

Ladies and Gentlemen:

     We are counsel to divine, inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders shares of its Series B Convertible Preferred Stock, par value $0.001 per share, (the "PREFERRED SHARES") convertible into shares of the Company's Class A Common Stock, par value $0.001 per share (the "COMMON STOCK"), and warrants to purchase shares of the Series B Convertible Preferred Stock of the Company (the "WARRANT PREFERRED SHARES"), subject to adjustment (the "WARRANTS"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, subject to the terms and conditions thereof, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and conversion of the Warrant Preferred Shares issued upon the exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on _____________, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities subject to the Conversion Notice attached hereto which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities subject to the Conversion Notice attached hereto are available for resale under the 1933 Act pursuant to the Registration Statement.

                                          Very truly yours,

                                          Katten Muchin Zavis Rosenman

                                          By:
                                             -----------------------------------

cc:  [LIST NAMES OF HOLDERS]